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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-50998, 333-50926, 333-54864 and 333-54874) of
Alliance Fiber Optic Product, Inc. of our report dated January 25, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
March 26, 2002


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